Vanguard Diversified Equity Fund

Vanguard STAR® Fund

Vanguard Target Retirement Funds

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Michael H. Buek, CFA, Principal of Vanguard. He has co-managed the Fund since 2013.

William Coleman, Portfolio Manager. He has co-managed the Fund since 2013.

Walter Nejman, Portfolio Manager. He has co-managed the Fund since 2013.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has co-managed the Fund since 2013. Education: B.S., University of Vermont; M.B.A., Villanova University.

William Coleman, Portfolio Manager. He has worked in investment management since joining Vanguard in 2006 and has co-managed the Fund since 2013. Education: B.S., King’s College; M.B.A., St. Joseph’s University.

Walter Nejman, Portfolio Manager. He has been with Vanguard since 2005; has worked in investment management since 2008; and has co-managed the Fund since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS FOFA 022013